UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2005

CHRONIMED INC.

(Exact name of registrant as specified in its charter)

MINNESOTA	0-19952	41-1515691

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 Red Circle Drive
Minnetonka, Minnesota 55343
(Address of Principal Executive Offices and Zip Code)

(952) 979-3600
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On March 9, 2005, Chronimed Inc. (“Chronimed”) and MIM Corporation (“MIM”) issued a press release announcing that Chronimed and MIM obtained the requisite approvals for the merger of Chronimed and MIM at special shareholder meetings held earlier in the day. A copy of the press release is furnished as Exhibit 99.1 to this Report.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

     The following exhibit shall be deemed furnished and not filed as a part of this Report:

Exhibit No.	Description
99.1	Press Release of Chronimed Inc. and MIM Corporation, dated March 9, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRONIMED INC.

Date: March 9, 2005
/s/ Gregory H. Keane
Gregory H. Keane
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
99.1	Press Release of Chronimed Inc. and MIM Corporation, dated March 9, 2005.

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